UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 24, 2005

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced in a press release issued on January 24, 2005, which is attached as Exhibit 99.5 hereto, Malcolm L. Gefter, Ph.D., has resigned as the Registrant’s Chief Executive Officer (see Item 5.02(b) below) and has been appointed as the Registrant’s Chief Scientific Officer.  Dr. Gefter will continue to serve as Chairman in a non-executive capacity.  As Chief Scientific Officer, Dr. Gefter will be paid an annual salary of $200,000.  He will no longer be eligible for an annual cash bonus under the Registrant’s Executive Management Bonus Plan or otherwise.  There is no employment agreement with Dr. Gefter.  However, the terms of Dr. Gefter’s letter agreement with the Registrant dated as of May 9, 2002 providing for lump sum severance benefits under specified conditions in connection with a change of control of the Registrant remain unchanged.  This letter agreement is described in more detail under “Employment Agreements/Change of Control Arrangements” found on page 17 of the Registrant’s Proxy Statement for its 2004 Annual Meeting of Stockholders.

Also as previously announced in the aforementioned press release, Kevin F. McLaughlin has been appointed the Registrant’s Chief Executive Officer and elected a Director (see Items 502(b), (c) and (d) below).  In connection with this promotion to Chief Executive Officer, Mr. McLaughlin’s base salary was increased to $350,000 from the $320,000 amount to which his base salary had been increased in September 2004 in connection with his promotion at that time to President and Chief Operating Officer.  The terms of Mr. McLaughlin’s letter agreement with the Registrant dated as of May 9, 2002 providing for lump sum severance benefits under specified conditions in connection with a change of control of the Registrant remain unchanged.  This letter agreement is described in more detail under “Employment Agreements/Change of Control Arrangements” found on page 17 of the Registrant’s Proxy Statement for its 2004 Annual Meeting of Stockholders.

In addition, the base salary of Richard W. Wagner, Ph.D., the Registrant’s Executive Vice President, Discovery Research, was increased from $250,400 to $267,500, and Marc B. Garnick, M.D., the Registrant’s Executive Vice President and Chief Medical and Regulatory Officer, and Edward C. English, the Registrant’s Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, each received base salary increases of approximately 4%.

Dr. Gefter’s base salary and the base salary increases for the executive officers described above were approved by the Board of Directors, upon recommendation of the Compensation Committee, but are not otherwise set forth in a written agreement between the Registrant and either Dr. Gefter or such executive officers.

The Registrant’s Board of Directors, upon recommendation of the Compensation Committee, also determined that no cash bonuses in respect of 2004 would be paid to the executive officers under the Registrant’s Executive Management Bonus Plan.  However, a discretionary one-time cash payment of $70,000 for Richard W. Wagner, Ph.D., the

Registrant’s Executive Vice President, Discovery Research, was approved in recognition of Dr. Wagner’s efforts during 2004 in taking over responsibility for and reorganizing the Registrant’s discovery research department, as well as leading the efforts on the development of the Registrant’s Direct Select™ technology platform.  In addition, a cash bonus payment of $17,000 for Edward C. English under the Registrant’s Management Incentive Plan was approved in recognition of Mr. English’s performance as the Registrant’s Corporate Controller through September 7, 2004, at which time Mr. English became an executive officer of the Registrant.

On January 24, 2005, the Registrant’s Board of Directors, upon recommendation of the Compensation Committee, approved the fiscal 2005 performance measures for the executive officers under the Registrant’s Executive Management Bonus Plan.  These performance measures include quarterly Plenaxis® revenue targets and other measures of the overall progress on the Plenaxis® commercialization, quarterly targets for cash utilization, clinical development and discovery research milestones, and other strategic business goals.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On January 24, 2005, Malcolm L. Gefter, Ph.D. resigned as the Registrant’s Chief Executive Officer.

On January 24, 2005, Kevin F. McLaughlin resigned as the Registrant’s Chief Operating Officer.

(c)

On January 24, 2005, Kevin F. McLaughlin was appointed as Chief Executive Officer of the Registrant.  Mr. McLaughlin will continue to serve as the Registrant’s President.

Kevin F. McLaughlin, age 48, was elected as a Director and appointed as the Registrant’s Chief Executive Officer in January of 2005, and has been President since September 2004.  Mr. McLaughlin also served as Chief Operating Officer from September 2004 until January 2005, Chief Financial Officer from September 1996 until September 2004, and Secretary from January 1997 until November 2004.  Mr. McLaughlin served as Treasurer from July 1998 until September 2004.  From January to September 2004, Mr. McLaughlin served as an Executive Vice President, from July 1998 to January 2004, he was a Senior Vice President and from September 1996 to July 1998, Mr. McLaughlin was one of the Registrant’s Vice Presidents.  From March 1996 to August 1996, he was Vice President and Chief Financial Officer of Advanced Techcom, Inc., a privately-held communications company.  From 1980 to 1996, he held senior level financial positions at Computervision Corporation and its predecessor Prime Computer, Inc., including Vice President, Treasurer and Director of Corporate Planning, where he was directly involved with financial, accounting and investor relations management, as well as public and private financings.  Mr. McLaughlin received his B.S. in Accounting from Northeastern University and his MBA from Babson College.

Mr. McLaughlin does not have any family relationships with any of the Registrant’s other directors or executive officers.

Mr. McLaughlin does not have an employment agreement with the Registrant.

(d)

On January 24, 2005, Kevin F. McLaughlin was elected to the Registrant’s Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit 99.1

Letter Agreement dated as of May 9, 2002 between the Registrant and Malcolm L. Gefter, Ph.D. (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 12, 2002).

Exhibit 99.2

Letter Agreement dated as of May 9, 2002 between the Registrant and Kevin F. McLaughlin (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 12, 2002).

Exhibit 99.3

Executive Management Bonus Plan, as amended and restated as of September 12, 2002 (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 13, 2002).

Exhibit 99.4	Management Incentive Plan (incorporated by reference to Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission on March 19, 2003).

Exhibit 99.5	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on January 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer, Treasurer and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1

Letter Agreement dated as of May 9, 2002 between the Registrant and Malcolm L. Gefter, Ph.D. (incorporated by reference to Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 12, 2002).

99.2

Letter Agreement dated as of May 9, 2002 between the Registrant and Kevin F. McLaughlin (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 12, 2002).

99.3

Executive Management Bonus Plan, as amended and restated as of September 12, 2002 (incorporated by reference to Quarterly Report on Form 10-Q for the Quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 13, 2002).

99.4	Management Incentive Plan (incorporated by reference to Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission on March 19, 2003).

99.5	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on January 24, 2005.